Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 1, 2026, between Elicio Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, Securities (as defined below) of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the first (1st) Trading Day following the date hereof (or the second (2nd) Trading Day following the date hereof if this Agreement is signed on a day that is not a Trading Day or after 4:00 p.m. (New York City time) and before midnight (New York City time) on a Trading Day).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., with offices located at One Financial Center, Boston, Massachusetts 02111.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (A) the Shares to be sold hereunder; (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a convertible security outstanding on the date hereof and referred to in the Registration Statement and the Prospectus; (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement and the Prospectus; (D) any shares of Common Stock issued pursuant to any existing non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement and the Prospectus; (E) the filing by the Company of any registration statement on Form S-8 or a successor form thereto; (F) facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act, for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act is required to be made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period; and (G) shares of Common Stock or other securities issued in connection with a strategic transaction (including strategic alliances, commercial lending relationships, joint ventures, acquisitions and licenses), provided that the aggregate number of shares issued pursuant to this clause (G) (on an as-converted or as-exercised basis, as the case may be) shall not exceed five percent (5%) of the total number of outstanding shares of Common Stock immediately following the issuance and sale of the Shares.

2

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Per Share Purchase Price” equals $3.43, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and prior to the Closing Date, provided that the purchase price per Pre-Funded Warrant shall be the Per Share Purchase Price minus $0.01.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Titan Partners Group LLC, a division of American Capital Partners, LLC, as lead placement agent hereunder.

“Pre-Funded Warrants” means, collectively, the pre-funded Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Pre-Funded Warrants shall be exercisable immediately and will expire when exercised in full, in the form of Exhibit A attached hereto.

“Pre-Funded Warrant Shares” means the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the final base prospectus filed for the Registration Statement, including all information, documents and exhibits filed with or incorporated by reference into such prospectus.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act, including all information, documents and exhibits filed with or incorporated by reference into such prospectus supplement, that is filed with the Commission and delivered by the Company to each Purchaser at the Closing.

“Registration Statement” means the effective registration statement on Form S-3 filed with the Commission (File No. 333-293861), including all information, documents and exhibits filed with or incorporated by reference into such registration statement, which registers the sale and issuance of the Securities to the Purchasers.

3

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Pre-Funded Warrants (if applicable) purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds (excluding for the avoidance of doubt, if applicable, a Purchaser’s aggregate exercise price of the Pre-Funded Warrants, which amounts shall be paid as and when such Pre-Funded Warrants are exercised for cash).

“Subsidiary” means any subsidiary of the Company as set forth in the SEC Reports, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

4

“Transaction Documents” means this Agreement, the Pre-Funded Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, with a mailing address of 1 State Street, 30th Floor, New York, New York 10004, and any successor transfer agent of the Company.

ARTICLE II.
PURCHASE AND SALE

2.1           Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of $15,024,473.59 of Shares; provided, however, that to the extent that a Purchaser determines, in its sole discretion, that such Purchaser (together with such Purchaser’s Affiliates, and any Person acting as a group together with such Purchaser or any of such Purchaser’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation, or as such Purchaser may otherwise choose, in lieu of purchasing Shares, such Purchaser may elect, by so indicating such election prior to their issuance, to purchase Pre-Funded Warrants in lieu of Shares in such manner to result in the same aggregate purchase price being paid by such Purchaser to the Company. The “Beneficial Ownership Limitation” shall be 4.99% (or, with respect to each Purchaser, at the election of such Purchaser at Closing, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of the Shares on the Closing Date. In each case, the election to receive Pre-Funded Warrants is solely at the option of the Purchaser. Each Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser shall be made available for “Delivery Versus Payment” (“DVP”) settlement with the Company or its designee. The Company shall deliver to each Purchaser its respective Shares (and, if applicable, a Pre-Funded Warrant) as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel or such other location (including remotely by electronic transmission) or as the Company and the Placement Agent shall mutually agree. In the event that the Closing does not occur within three Business Days after the Closing Date, the Company shall promptly (but not later than one business day thereafter) return the previously wired amounts to each respective Purchaser by wire transfer of United States dollars in immediately available funds to the account specified by each Purchaser, and any book entries for the Securities shall be deemed cancelled. Each Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser shall be made available for DVP settlement with the Company or its designee. The Company shall deliver to each Purchaser its respective Securities, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall take place remotely by electronic transfer of the Closing documentation. Unless otherwise directed by the Placement Agent, settlement of the Shares shall occur via DVP (i.e., on the Closing Date, the Company shall issue the Shares registered in the Purchasers’ names and addresses and released by the Transfer Agent directly to the account(s) at the Placement Agent identified by each Purchaser; upon receipt of such Shares, the Placement Agent shall promptly electronically deliver such Shares to the applicable Purchaser, and payment therefor shall be made by the Placement Agent (or its clearing firm) by wire transfer to the Company). Notwithstanding anything herein to the contrary, if at any time on or after the time of execution of this Agreement by the Company and an applicable Purchaser, through, and including the time immediately prior to the Closing (the “Pre-Settlement Period”), such Purchaser sells to any Person all, or any portion, of the Shares to be issued hereunder to such Purchaser at the Closing (collectively, the “Pre-Settlement Shares”), such Purchaser shall, automatically hereunder (without any additional required actions by such Purchaser or the Company), be deemed to be unconditionally bound to purchase, and the Company shall be deemed unconditionally bound to sell, such Pre-Settlement Shares to such Purchaser at the Closing; provided, that the Company shall not be required to deliver any Pre-Settlement Shares to such Purchaser prior to the Company’s receipt of the purchase price of such Pre-Settlement Shares hereunder; and provided, further, that the Company hereby acknowledges and agrees that the forgoing shall not constitute a representation or covenant by such Purchaser as to whether or not during the Pre-Settlement Period such Purchaser shall sell any shares of Common Stock to any Person and that any such decision to sell any shares of Common Stock by such Purchaser shall solely be made at the time such Purchaser elects to effect any such sale, if any.

5

Notwithstanding the foregoing, with respect to any Notice(s) of Exercise (as defined in the appliable Pre-Funded Warrant) delivered on or prior to 04:00 p.m. (New York City time) on the Trading Day immediately prior to the Closing Date, which may be delivered at any time after the time of execution of this Agreement, the Company agrees to deliver the applicable Pre-Funded Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Closing Date and the Closing Date shall be the Warrant Share Delivery Date (as defined in the applicable Pre-Funded Warrant) for purposes hereunder.

2.2           Deliveries.

(a)           On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)           this Agreement duly executed by the Company;

(ii)          a legal opinion of Company Counsel, directed to the Placement Agent and the Purchasers, in form and substance reasonably acceptable to the Placement Agent and Purchasers;

(iii)         the Company shall have provided each Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer;

(iv)         subject to Section 2.1, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (minus the number of shares of Common Stock issuable upon exercise of such Purchaser’s Pre-Funded Warrant, if applicable), registered in the name of such Purchaser;

6

(v)          if applicable, for each Purchaser of Pre-Funded Warrants pursuant to Section 2.1, a Pre-Funded Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to the portion of such Purchaser’s Subscription Amount applicable to Pre-Funded Warrants divided by the Per Share Purchase Price minus $0.01, with an exercise price equal to $0.01 per share of Common Stock, subject to adjustment therein;

(vi)         the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act); and

(vii)        from the Company’s independent accounting firm, a letter dated as of the Closing Date, in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(b)           On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)           this Agreement duly executed by such Purchaser; and

(ii)          such Purchaser’s Subscription Amount (minus, if applicable, a Purchaser’s aggregate exercise price of the Pre-Funded Warrants, which amounts shall be paid as and when such Pre-Funded Warrants are exercised for cash), which shall be made available for DVP settlement with the Company or its designee.

2.3           Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing with respect to each Purchaser are subject to the following conditions being met:

(i)           the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) as of such date);

(ii)          all obligations, covenants and agreements of each Purchaser required to be performed in all material respects at or prior to the Closing Date shall have been performed; and

(iii)         the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

7

(b)           The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)           the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless such representation or warranty is as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii)          all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)         the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)         there shall have been no Material Adverse Effect with respect to the Company;

(v)          from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing; and

(vi)         after giving effect to the issuance of the Securities pursuant to this Agreement, on the Closing Date, no fewer than 26,281,882 shares of Common Stock of the Company will have been issued and outstanding, and all such issued and outstanding shares of Common Stock shall have been issued prior to or contemporaneously with the issuance of the Securities to the Purchasers.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. Except as set forth in the SEC Reports (defined below), the Company hereby makes the following representations and warranties to each Purchaser:

(a)           Registration Statement and Prospectuses. The Company meets the requirements for use of Form S-3 under the Securities Act. Each of the Registration Statement and any amendment thereto has become effective under the Securities Act, including General Instruction I.B.1 of Form S-3. The Company is not a shell company (as defined in Rule 405 under the Securities Act) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued by the Commission under the Securities Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued by the Commission and no proceedings for any of those purposes have been instituted by the Commission or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information.

8

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, complied in all material respects with the requirements of the Securities Act. The Prospectus and the Prospectus Supplement, and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act. The Prospectus and the Prospectus Supplement delivered to the Purchasers for use in connection with the offering were or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act.

The Registration Statement, the Prospectus and the Prospectus Supplement, and the filing of the Registration Statement, the Prospectus and the Prospectus Supplement with the Commission, have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization.

(b)           Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time, at the Closing Date or at the date hereof, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor the Prospectus Supplement, nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at the date hereof, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement and the Prospectus, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)           Independent Accountants. Baker Tilly US, LLP, the accounting firm that certified the financial statements and supporting schedules of the Company that are incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board (United States).

9

(d)           SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

(e)           Financial Statements; Non-GAAP Financial Measures. The financial statements (including the related notes thereto) of the Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, comply as to form in all material respects with Regulation S-X under the Securities Act and present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries (as defined below) at the dates indicated and the statement of operations and comprehensive loss, stockholders’ equity (deficit) and cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, except in the case of unaudited interim financial statements, which are subject to normal year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the Commission, and any supporting schedules, if any, present fairly, in all material respects, the information required to be stated therein. The selected financial data and the summary financial information, if any, and other financial data included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement or the Prospectus under the Securities Act or the rules and regulations promulgated under the Securities Act. All disclosures contained in the Registration Statement or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act, and Item 10 of Regulation S-K, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

10

(f)           Compliance with the Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, with which the Company is required to comply, including Section 402 related to loans.

(g)           No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement or the Prospectus, (i) there has not been any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under the Company’s existing stock-based compensation plans (the “Company Stock Plans”) described in, and the issuance of any stock upon the conversion of Company securities described in the Registration Statement and the Prospectus, and the repurchase or retirement of shares of capital stock pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company pursuant to the Company’s repurchase rights), any change in short-term debt or long-term debt of the Company, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company, whether or not arising in the ordinary course of business (a “Material Adverse Effect”); (ii) the Company has not entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company or incurred any liability or obligation, direct or contingent, that is material to the Company; (iii) the Company has not sustained any loss or interference with its business that is material to the Company and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus; and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(h)           Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

11

(i)           Good Standing of the Company. The Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Other than as disclosed in Exhibit 21.1 of the Company’s most recent Annual Report on Form 10-K, as amended, the Company does not have any direct or indirect subsidiaries and does not own or control, directly or indirectly, any corporation, association or other entity.

(j)           Good Standing of the Company’s Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing in good standing (or the applicable foreign equivalent) under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only Subsidiaries of the Company are the entities listed on Exhibit 21.1 of the Company’s most recent Annual Report on Form 10-K, as amended.

(k)           Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement and the Prospectus (except for subsequent issuances, if any, (A) pursuant to this Agreement, (B) pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement and the Prospectus or (C) pursuant to the conversion of convertible securities or exercise of options referred to in the Registration Statement and the Prospectus). The outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non assessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

12

(l)           Stock Options. Except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, with respect to the stock options (the “Stock Options”) granted pursuant to the Company Stock Plans, (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and, to the knowledge of the Company (other than with respect to the execution and delivery by the Company) the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made, in all material respects, in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the Nasdaq Stock Market LLC and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company. Each Company Stock Plan is accurately described in all material respects in the Registration Statement and the Prospectus. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its results of operations or prospects.

(m)           Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of (i) applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except that, in the case of clause (i) and (iii) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company or on the power and ability of the Company to perform its obligations under this Agreement, and no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(n)           Authorization and Description of Securities. The Shares and the Pre-Funded Warrant Shares to be purchased by the Purchasers from the Company have been duly authorized for issuance and sale to the Purchasers pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable, free and clear of all Liens imposed by the Company; and the issuance of the Shares is not subject to the preemptive or other similar rights of any securityholder of the Company. The Common Stock conforms to all statements relating thereto contained in this Agreement, the Registration Statement and the Prospectus, and such description conforms to the rights set forth in the instruments defining the same. The Pre-Funded Warrant Shares are duly authorized and binding obligations of the Company under the law of the jurisdiction governing the Warrants and, when issued in accordance with this Agreement, will be validly issued and free and clear of all liens imposed by the Company. No holder of Shares will be subject to personal liability by reason of being such a holder.

13

(o)           Registration Rights. Except as described in the Registration Statement and the Prospectus, to the extent that any person has the right to require the Company to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares, those rights have been waived as of the date of this Agreement with respect to such filing or issuance and sale of Shares pursuant to this Agreement.

(p)           Absence of Violations, Defaults and Conflicts. Neither the Company nor any Subsidiary is (i) in violation of its charter, by-laws or similar organizational document, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which either of them may be bound or to which any of the properties or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect, or (iii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or its Subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, individually or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described therein under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, individually or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Company or its Subsidiaries or any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or its Subsidiaries.

(q)           Listing. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Company is in compliance with the current listing standards of the Nasdaq Capital Market.

14

(r)           Absence of Labor Dispute. No labor dispute with the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

(s)           Absence of Proceedings. Except as disclosed in the Registration Statement and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity (including, without limitation, any action, suit proceeding, inquiry or investigation before or brought by the U.S. Food and Drug Administration (the “FDA”), the European Medicines Agency (the “EMA”)), or any comparable regulatory authority in any jurisdiction now pending or, to the knowledge of the Company, threatened, against or affecting the Company or its Subsidiaries, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect their respective properties or assets or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any such Subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

(t)           Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(u)           No Consents Required. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Securities Act, the rules and regulations promulgated under the Securities Act, the rules of the Nasdaq Stock Market LLC, state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(v)           Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them (including, without limitation, all such permits, licenses, approvals, consents and other authorizations required by the FDA, the EMA, or any other federal, state, local or foreign agencies or bodies engaged in the regulation of clinical or preclinical studies, pharmaceuticals, biologics, biohazardous substances or activities related to the business now operated by the Company and its Subsidiaries), except where the failure so to possess would not, individually or in the aggregate, result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect. The Company has fulfilled and performed all of its material obligations with respect to the Governmental Licenses and, to the knowledge of the Company, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company as a holder of any permit, except where the failure to so fulfill or perform, or the occurrence of such event, would not, individually or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect. Neither the Company nor its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

15

(w)           Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement and the Prospectus or (B) do not, individually or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or its Subsidiaries holds properties described in the Registration Statement or the Prospectus, are in full force and effect, and neither the Company nor any such Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(x)           Title to Intellectual Property. To the Knowledge of the Company and except in each case as disclosed in the Registration Statement and the Prospectus, the Company owns or has valid, binding and enforceable licenses or other rights under the patents, patent applications, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property necessary for, or used in the conduct, or the proposed conduct, of the business of the Company in the manner described in the Registration Statement and the Prospectus (collectively, the “Intellectual Property Rights”); to the knowledge of the Company, the patents, trademarks, and copyrights, if any, included within the Intellectual Property Rights that are material to the conduct of the business of the Company are not invalid, unenforceable, and are subsisting; other than as disclosed in the Registration Statement and the Prospectus, (A) the Company is not obligated to pay a material royalty, grant a license to, or provide other material consideration to any third party in connection with the Intellectual Property Rights, (B) the Company has not received any notice of any claim of infringement, misappropriation or conflict with any asserted rights of others with respect to any of the Company’s drug candidates, services, processes or Intellectual Property Rights, (C) to the knowledge of the Company, neither the sale nor use of any of the discoveries, inventions, drug candidates, services or processes of the Company referred to in the Registration Statement or the Prospectus do or will, to the knowledge of the Company, infringe, misappropriate or violate any right or valid patent claim of any third party, (D) none of the technology employed by the Company has been obtained or is being used by the Company in material violation of any contractual obligation binding on the Company or, to the Company’s knowledge, upon any of its officers, directors or employees or otherwise in violation of the rights of any persons, (E) to the knowledge of the Company, no third party has any ownership right in or to any Intellectual Property Rights that are owned by the Company, other than any co-owner of any patent constituting Intellectual Property Rights who is listed on the records of the U.S. Patent and Trademark Office (the “USPTO”) and any co-owner of any patent application constituting Intellectual Property Rights who is named in such patent application, and, to the knowledge of the Company, no third party has any ownership right in or to any Intellectual Property Rights in any field of use that is exclusively licensed to the Company, other than any licensor to the Company of such Intellectual Property Rights, (F) there is no material infringement by third parties of any Intellectual Property Rights, (G) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property Rights, and (H) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property Rights. The Company is in compliance with the terms of each agreement pursuant to which Intellectual Property Rights have been licensed to the Company, and all such agreements are in full force and effect.

16

(y)           Patents and Patent Applications. All patents and patent applications owned by or licensed to the Company or under which the Company has rights have, to the knowledge of the Company, been duly and properly filed and maintained; to the knowledge of the Company, the parties prosecuting such patent applications have complied with their duty of candor and disclosure to the USPTO in connection with such applications; and the Company is not aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application or would reasonably be expected to form the basis of a finding of invalidity with respect to any patents that have issued with respect to such applications. To the Company’s knowledge, all patents and patent applications owned by the Company and filed with the USPTO or any foreign or international patent authority (the “Company Patent Rights”) and all patents and patent applications in-licensed by the Company and filed with the USPTO or any foreign or international patent authority (the “In-licensed Patent Rights”) have been duly and properly filed; the Company believes it has complied with its duty of candor and disclosure to the USPTO for the Company Patent Rights and, to the Company’s knowledge, the licensors of the In-licensed Patent Rights have complied with their duty of candor and disclosure to the USPTO for the In-licensed Patent Rights.

(z)           FDA Compliance. Except as described in the Registration Statement and the Prospectus, the Company: (A) is and at all times has been in material compliance with all statutes, rules or regulations of the FDA and other comparable Governmental Entities applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Company (“Applicable Laws”); (B) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any Governmental Authority alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, exemptions, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such Authorizations; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any Governmental Authority or third party alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that the FDA or any Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that the FDA or any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA or any Governmental Authority is considering such action; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).

17

(aa)        Tests and Preclinical and Clinical Trials. The studies, tests and preclinical and clinical trials conducted by or, to the Company’s knowledge, on behalf of the Company were and, if still ongoing, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Authorizations and Applicable Laws, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder (collectively, “FFDCA”); the descriptions of the results of such studies, tests and trials contained in the Registration Statement and the Prospectus are, to the Company’s knowledge, accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in the Registration Statement and the Prospectus, the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the Registration Statement and the Prospectus when viewed in the context in which such results are described and the clinical state of development; and, except to the extent disclosed in the Registration Statement or the Prospectus, the Company has not received any notices or correspondence from the FDA or any Governmental Entity requiring the termination or suspension of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company, other than ordinary course communications with respect to modifications in connection with the design and implementation of such trials, copies of which communications have been made available to the Placement Agent.

(bb)        Compliance with Health Care Laws. The Company has operated and currently is in compliance with all applicable health care laws, rules and regulations (except where such failure to operate or non-compliance would not, individually or in the aggregate, result in a Material Adverse Effect), including, without limitation, (i) the Federal Food, Drug and Cosmetic Act (21 U.S.C. §§ 301 et seq.); (ii) all applicable federal, state, local and all applicable foreign healthcare related fraud and abuse laws, including, without limitation, the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the U.S. Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), all criminal laws relating to healthcare fraud and abuse, including but not limited to 18 U.S.C. Sections 286 and 287, the healthcare fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), and the civil monetary penalties law (42 U.S.C. § 1320a-7a); (iii) HIPAA, as amended by the Health Information Technology for Economic Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the regulations promulgated pursuant to such laws; and (v) any other similar local, state, federal, or foreign laws (collectively, the “Health Care Laws”). Neither the Company, nor to the Company’s knowledge, any of its officers, directors, employees or agents have engaged in activities which are, as applicable, cause for false claims liability, civil penalties, or mandatory or permissive exclusion from Medicare, Medicaid, or any other state or federal healthcare program. The Company has not received written notice or other correspondence of any claim, action, suit, audit, survey, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Health Care Laws, and, to the Company’s knowledge, no such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action is threatened. The Company is not a party to and does not have any ongoing reporting obligations pursuant to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any governmental or regulatory authority. Additionally, neither the Company, nor to the Company’s knowledge, any of its employees, officers or directors, has been excluded, suspended or debarred from participation in any U.S. state or federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.

18

(cc)        Environmental Laws. Except as described in the Registration Statement and the Prospectus or would not, individually or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary and (D) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any Subsidiary relating to Hazardous Materials or any Environmental Laws.

(dd)        Accounting Controls and Disclosure Controls. The Company and each of its Subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13a 15 and 15d 15 under the rules and regulations of the Commission under the Exchange Act) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting. The Company and each of its Subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a 15 and Rule 15d 15 under the Exchange Act) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

19

(ee)        Payment of Taxes. All United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided in conformity with GAAP. The United States federal income tax returns of the Company through the fiscal year ended December 31, 2024 have been settled and no assessment in connection therewith has been made against the Company. The Company and its Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are, in conformity with GAAP, adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

(ff)        Insurance. The Company and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by similarly-sized companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it or its Subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither of the Company nor its Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

20

(gg)        Investment Company Act. The Company is not required, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement and the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(hh)        Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or to result in a violation of Regulation M under the Exchange Act.

(ii)           Foreign Corrupt Practices Act. None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company has and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(jj)           Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk)         OFAC. None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or its Subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(ll)           Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(mm)       Privacy and Data Protection. The Company and its Subsidiaries have operated their business in a manner compliant in all material respects with all United States federal, state, local and non-United States privacy, data security and data protection laws and regulations applicable to the Company’s collection, use, transfer, protection, disposal, disclosure, handling, storage and analysis of personal data. The Company and its Subsidiaries have been and are in compliance in all material respects with internal policies and procedures designed to ensure the integrity and security of the data collected, handled or stored in connection with its business; the Company and its Subsidiaries have been and are in compliance in all material respects with internal policies and procedures designed to ensure compliance with the Health Care Laws that govern privacy and data security and take, and have taken reasonably appropriate steps designed to assure compliance with such policies and procedures. The Company and its Subsidiaries have taken reasonable steps to maintain the confidentiality of its personally identifiable information, protected health information, consumer information and other confidential information of the Company, its Subsidiaries and any third parties in its possession (“Sensitive Company Data”). The tangible or digital information technology systems (including computers, screens, servers, workstations, routers, hubs, switches, networks, data communications lines, technical data and hardware), software and telecommunications systems used or held for use by the Company and its Subsidiaries (the “Company IT Assets”) are adequate and operational for, in accordance with their documentation and functional specifications, the business of the Company and its Subsidiaries as now operated and as currently proposed to be conducted as described in the Registration Statement and the Prospectus. The Company and its Subsidiaries have used reasonable efforts to establish, and have established, commercially reasonable disaster recovery and security plans, procedures and facilities for the business consistent with industry standards and practices in all material respects, including, without limitation, for the Company IT Assets and data held or used by or for the Company and its Subsidiaries. The Company and its Subsidiaries have not, to the Company’s knowledge, suffered or incurred any security breaches, compromises or incidents with respect to any Company IT Asset or Sensitive Company Data, except where such breaches, compromises or incidents would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; and, to the Company’s knowledge, there has been no unauthorized or illegal use of or access to any Company IT Asset or Sensitive Company Data by any unauthorized third party. The Company and its Subsidiaries have not been required to notify any individual of any information security breach, compromise or incident involving Sensitive Company Data.

(nn)        No Broker Fees. Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the offering of the Shares contemplated hereby.

(oo)        Transactions With Affiliates and Employees. Except as set forth in the Prospectus, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from, any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(pp)        Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under this Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

(qq)        No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any trading market or exchange on which any of the securities of the Company are listed or designated.

(rr)          Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ss)         U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon request.

(tt)          Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(uu)        FINRA Affiliation. To the Company’s knowledge, no officer, director or any beneficial owner of 10% or more of the Company’s unregistered securities has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA) that is participating in the offering of the Shares. The Company will advise the Placement Agent and its counsel if it learns that any officer, director or owner of 10% or more of (i) the Company’s outstanding shares of Common Stock or (ii) any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock is or becomes an affiliate or associated person of a FINRA member firm.

(vv)        Board of Directors. The Board of Directors is comprised of the persons set forth under the heading of the Company’s most recent Annual Report on Form 10-K, as amended, captioned “Directors, Executive Officers and Corporate Governance.” The qualifications of the persons serving as board members and the overall composition of the Board of Directors comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder applicable to the Company and the rules of the Nasdaq Stock Market LLC. At least one member of the Board of Directors qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the Nasdaq Stock Market LLC. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent” as defined under the rules of the Nasdaq Stock Market LLC.

(ww)       Cybersecurity. To the knowledge of the Company, (i)(x) there has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(xx)          ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(yy)         No Rights to Purchase Preferred Stock. The issuance and sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company.

(zz)          Acknowledgment Regarding Each Purchaser's Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(aaa)       Stamp or Other Tax. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Placements Agents or the Purchasers are payable in the United States or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Securities to or for the sale and delivery by the Securities to the Purchasers.

(bbb)      No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents or the Placement Agency Agreement.

Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Purchaser, the Placement Agent or counsel for the Placement Agent in connection with the purchase and sale of the Shares shall be deemed a representation and warranty by the Company to each Purchaser and the Placement Agent as to the matters covered thereby.

3.2           Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)           Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)           Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Pre-Funded Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3) or (a)(7), under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)           Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)           Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f)           Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

(g)           Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, (A) in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement and (B) in the case of a Purchaser that has implemented internal information barriers pursuant to information controls policy to “wall-off” certain trading personnel, the representations set forth above shall only apply to such walled-off trading personnel.

(h)           Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1           Shares and Pre-Funded Warrant Shares. The Shares shall be issued free of legends. If all or any portion of a Pre-Funded Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Pre-Funded Warrant Shares or if the Pre-Funded Warrant is exercised via cashless exercise, the Pre-Funded Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the sale or resale of the Pre-Funded Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Pre-Funded Warrant Shares, the Company shall immediately notify the holders of the Pre-Funded Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Pre-Funded Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Pre-Funded Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Pre-Funded Warrant Shares effective during the term of the Pre-Funded Warrants.

4.2           Furnishing of Information. Until no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.3           Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4           Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with such Purchaser regarding such disclosure.

4.5           Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6           Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed in writing with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously with the delivery of such notice file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7           Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder as described in the Prospectus Supplement and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, (b) for the settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations.

4.8           Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by the Company or by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and, except with respect to direct claims brought by the Company, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (x) the employment thereof has been specifically authorized by the Company in writing, (y) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (z) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (1) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (2) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9           Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Pre-Funded Warrant Shares pursuant to any exercise of the Pre-Funded Warrants.

4.10         Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Pre-Funded Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Pre-Funded Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Pre-Funded Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Pre-Funded Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.11         Reserved.

4.12         Subsequent Equity Sales.

(a)           From the date hereof until thirty (30) days following the Closing Date (the “Restricted Period”), without the prior written consent of the Placement Agent, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or amendment or supplement thereto, other than the Prospectus Supplement or filing a registration statement on Form S-8 in connection with any employee benefit plan.

(b)           Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance.

4.13         Equal Treatment of Purchasers. No consideration (including any modification of the Transaction Documents) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14         Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction (other than as disclosed to its legal and other representatives).  Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agent, including, without limitation, the Placement Agent, after the issuance of the initial press release as described in Section 4.4.  Notwithstanding the foregoing, (A) in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement, and (B) in the case of a Purchaser that has implemented internal information barriers pursuant to information controls policy to “wall-off” certain trading personnel, this Section 4.14 shall apply only with respect to activities of such walled-off trading personnel.

4.15         Capital Changes. Until the six (6) month anniversary of the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares and Pre-Funded Warrants other than a reverse stock split that is required, in the good faith determination of the Board of Directors, to maintain the listing of the Common Stock on the Trading Market.

4.16         Exercise Procedures. The form of Notice of Exercise included in the Pre-Funded Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Pre-Funded Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Pre-Funded Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Pre-Funded Warrants. The Company shall honor exercises of the Pre-Funded Warrants and shall deliver Pre-Funded Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

ARTICLE V.
MISCELLANEOUS

5.1           Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2           Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

5.5           Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Shares and Pre-Funded Warrants based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of at least 50.1% in interest of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers” (other than in respect of a transfer pursuant to an effective registration statement).

5.8           No Third-Party Beneficiaries. The Placement Agent shall be the third -party beneficiary of the representations, warranties and covenants of the Company in this Agreement and the representations, warranties and covenants of the Purchasers in this Agreement. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

5.9           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof to the extent the same would result in the application of the laws of another jurisdiction. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10         Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, such signature shall be deemed to have been duly and validly delivered and shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.12         Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13         Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Pre-Funded Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Pre-Funded Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14         Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16         Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17         Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through the legal counsel of the Placement Agent. The legal counsel of the Placement Agent does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18         Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19         Saturdays, Sundays, Holidays, etc.        If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day or a Business Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day or Business Day, as the case may be.

5.20         Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21          WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Elicio Therapeutics, Inc.		Address for Notice:

By:
	Name:	E-Mail:
Title:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO ELTX SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ______________________________________________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:_________________________________________

Address for Notice to Purchaser:

Address for Delivery of Pre-Funded Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $_________________

Shares: _________________

Pre-Funded Warrant Shares: ___________ Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

EIN Number: ____________________

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur by the Closing Date and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

[SIGNATURE PAGES CONTINUE]

40